                                                                EXHIBIT 10.25

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                 THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is made and dated as of August 10, 1994 (the "FIRST AMENDMENT") among MAC FRUGAL'S BARGAINS - CLOSE-OUTS INC., a Delaware corporation, WEST COAST LIQUIDATORS, INC., a California corporation, PNS STORES, INC., a California corporation (individually a "BORROWER" and collectively the "BORROWERS"), the lenders named on the signature pages hereof (the "LENDERS"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BOFA"), as administrative agent for the Lenders and the Issuing Banks (in such capacity, the "ADMINISTRATIVE AGENT") and CONTINENTAL BANK N.A. as co-agent (in such capacity, the "CO-AGENT"), and amends that certain Amended and Restated Credit Agreement dated as of October 5, 1993, among the Borrowers, the Lenders, the Administrative Agent and the Co-Agent (the "CREDIT AGREEMENT").

                                     RECITAL

                 WHEREAS, the Borrowers have requested that the Lenders, the Administrative Agent and the Co-Agent amend certain provisions of the Credit Agreement to increase the Revolving Commitments, extend the maturity, amend certain financial covenants, and certain other amendments and modifications to the Credit Agreement, all as more fully set forth hereinafter, and the Lenders, Administrative Agent and the Co-Agent are willing to do so on the terms and conditions set forth herein;

                 NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                 1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein. All references to the Credit Agreement shall mean the Credit Agreement as hereby amended.

                 2. Amendments to Credit Agreement.

                 2.1 The definition of "Applicable Margin" set forth in Section
1.1 of the Credit Agreement shall be amended by inserting "Consolidated" before "Fixed Charge Coverage Ratio" each time such phrase is used therein.

                 2.2 The definition of "Applicable Margin Certificate" set forth in Section 1.1 of the Credit Agreement shall be amended by inserting "Consolidated" before "Fixed Charge Coverage Ratio" each time such phrase is used therein.

                 2.3 Clause (iii) of the definition of "Clean-Down Debt" set forth in Section 1.1 of the Credit Agreement shall be amended and restated in entirety as follows:

                 (iii) outstanding Indebtedness of the Borrowers permitted under subsections 6.1(x) and (xi); provided that only the Net
                 Cash Proceeds of sale and leaseback transactions shall be included for purposes of determining compliance with Section 2.1A."

                 2.4 The definition of "Revolving Commitment" set forth in
Section 1.1 of the Credit shall be amended and restated in entirety as follows:

                 "'REVOLVING COMMITMENT' means the commitment or commitments of a Lender or the Lenders to make Revolving Loans as set forth in subsection 2.1A. The amount of the original Commitment of each Lender is set forth on Schedule L hereto."

                 2.5 The definition of "Revolver Maturity Date" set forth in
Section 1.1 of the Credit Agreement shall be amended by deleting "October 5, 1996" and inserting "August 10, 1997" in lieu thereof.

                 2.6 Section 1.1 of the Agreement is amended by inserting the following new definitions in proper alphabetical order:

                     "'CUMULATIVE STOCK BUYBACK AMOUNT' means, on any date,
                 the aggregate purchase price of the Company's common stock from the date of the First Amendment to such date of determination, which amount shall not exceed $60,000,000."

                     "'FIRST AMENDMENT' means that certain First Amendment
                 to Amended and Restated Credit Agreement dated as of August 10, 1994 among the Borrowers, the Lenders, the Administrative Agent and the Co-Agent."

                 2.7 The second sentence of Section 2.1A of the Credit Agreement shall be amended by deleting "$150,000,000" and inserting "$200,000,000" in lieu thereof.

                 2.8 Section 2.1A of the Credit Agreement shall be amended by deleting the last paragraph thereof in its entirety and inserting the following in lieu thereof:

                 "Notwithstanding the foregoing provisions of this subsection 2.1A, (i) at no time shall the Total Utilization of Revolving Commitments exceed the aggregate Revolving Commitments then in effect, and (ii) for 45 consecutive days during each twelve consecutive month period (a "CLEAN-DOWN PERIOD") following the date of the First Amendment, the Clean-Down Debt shall not exceed the sum of (x) $70,000,000, plus (y) the Cumulative Stock Buyback Amount, minus (z) for the period ending 9/30/95, zero; for the period ending 9/30/96, $15,000,000; and for the period ending on the Revolver Maturity Date, $20,000,000."

                 2.9 Section 2.6B of the Credit Agreement shall be amended by adding the following at the end thereof:

                 "In addition, the Borrowers shall immediately prepay Loans in an amount equal to any cash payments received by any Loan Party from any transaction permitted pursuant to Section 6.1(xi) that is entered into after the date of the First Amendment, less (A) the amount of any fees and commissions payable to persons other than any Loan Party or any Affiliate of any Loan Party in connection with such transaction, (B) other costs and expenses related to such transaction that are to be paid in cash, in each case only to the extent customarily borne by an issuer/obligor in an arm's-length transaction or reasonable in light of the applicable circumstances, and (C) in the case of sale and leaseback transactions only, the related amount described in clause (i) of the definition of Net Cash Proceeds (collectively, the "net proceeds"), and the Revolving Commitments shall be reduced by an amount equal to such net proceeds, up to an aggregate reduction not exceeding $50,000,000; provided, that up to $10,000,000 in the aggregate of such net proceeds received by the Borrowers in respect of sale and leaseback transactions only shall be excluded from such prepayment or Commitment reduction requirement."

                 2.10 Section 2.16B of the Credit Agreement shall be amended by inserting "or amendment" after the word "issuance," "or amended" after the word "issued," and "or amend" after the word "issue" wherever they appear.

                 2.11 Section 2.21 of the Credit Agreement shall be amended by deleting "September 30, 1994" and inserting "August 10, 1995" in lieu thereof.

                 2.12 The first paragraph of Section 3.3 of the Credit Agreement shall be amended by inserting the following after the word "hereunder:"

                 ", amending any Letter of Credit to extend the maturity thereof or to increase the amount of any drawing thereunder"

                 2.13 Sections 3.3B and 3.3C of the Credit Agreement shall be amended by inserting "or amendment" after the word "issuance" wherever it appears.

                 2.14 Section 3.3 of the Credit Agreement shall be amended by inserting the following at the end thereof:"

                      "The Issuing Bank shall have the right, at the
                 direction of the Requisite Lenders, to deliver a notice to the beneficiary of any 'evergreen' Letter of Credit terminating such Letter of Credit in accordance with the terms thereof, if on any notice date, or at any time within a 30-day period preceding any such notice date, the conditions precedent set forth in Section 3.2B (with reference to the continuation of such Letter of Credit) are not satisfied. For purposes of this paragraph, "notice date" means any date on or by which a notice may be given under a Letter of Credit notifying the beneficiary that such Letter of Credit is being terminated."

                 2.15 Section 6.1 of the Credit Agreement shall be amended by
(a) deleting "and" at the end of clause (ix) thereof, (b) deleting "$30,000,000" and inserting "$40,000,000" in lieu thereof in clause (x) thereof, (c) deleting the period at the end of clause (x) and inserting "; and " in lieu thereof, and
(d) inserting a new clause (xi) immediately following clause (x) as follows:

                      "(xi) In addition to the foregoing Indebtedness
                 permitted by clauses (i)-(x) above, the Borrowers may become and remain liable with respect to (a) deed of trust/mortgage financing or sale and leaseback transactions relating to properties utilized in the ordinary course of the Borrowers' business, having a maturity or an initial lease term of not less than 15 years, and/or (b) unsecured Indebtedness having an average life and final maturity date after the Revolver Maturity Date; provided, however, that the sum of (A)
         the Net Cash Proceeds of sale and leaseback transactions plus (B) the amount of other Indebtedness described in clauses (a) and (b) above, in all cases resulting from transactions entered into after the date of the First Amendment, shall not exceed $60,000,000 in the aggregate at any time outstanding; provided, further, that the Loans are prepaid, and the Revolving Commitments are reduced, as required by Section 2.6B in connection with any such transaction."

         2.16 Section 6.2 of the Credit Agreement shall be amended by (a) deleting "and" at the end of clause (ii) thereof, (b) deleting the period at the end of clause (iii) thereof and inserting "; and" in lieu thereof, and (c) adding a new clause (iv) as follows:

              "(iv) Liens securing Indebtedness permitted pursuant to subsection 6.1(xi)(a); provided, that such Liens shall extend only to the property financed."

         2.17 Section 6.3 of the Credit Agreement shall be amended by (a) deleting "and" at the end of clause (vii) and (b) inserting a new clause (viii) immediately following clause (vii) as follows:

              "(viii) The Borrowers may make and own Investments in the common or preferred stock of Persons primarily engaged in the business of discount retailing, the aggregate consideration for which shall not exceed $15,000,000; and"

         2.18 Section 6.3 of the Credit Agreement shall be further amended by
(a) renumbering clause (viii) as clause (ix) and (b) deleting "(vii) above" where it appears in such clause and inserting "(viii) above" in lieu thereof.

         2.19 Section 6.5 of the Credit Agreement shall be amended and restated in its entirety as follows:

              "6.5  RESTRICTED JUNIOR PAYMENTS

              "The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for (by way of defeasance or otherwise) any Restricted Junior Payment; provided, that so long as no Event of Default or Potential Event of Default has occurred and is continuing, (i) the Subsidiaries of the Company may make Restricted Junior Payments to the Company and
         (ii) the Company may make Restricted Junior Payments to purchase outstanding capital stock of the Company in open market purchases or otherwise or to pay cash dividends to its shareholders so long as after giving effect to such proposed Restricted Junior Payments, the aggregate of all such Restricted Junior Payments made pursuant to this clause (ii) since the date of the First Amendment does not exceed $60,000,000."

         2.20 Section 6.6A of the Credit Agreement shall be amended by deleting such section in its entirety and inserting the following in lieu thereof:

              "A. MINIMUM CONSOLIDATED TANGIBLE NET WORTH. The Borrowers will not permit, on any Fiscal Quarter End during the period from the date of the First Amendment until the Revolver Maturity Date, Consolidated Tangible Net Worth to be less than the sum of $230,000,000, plus 50% of Consolidated Net Income (with no deduction for losses) from August 1, 1994 to such Fiscal Quarter End, minus the Cumulative Stock Buyback Amount."

         2.21 Section 6.6C of the Credit Agreement shall be amended by deleting such section in its entirety and inserting the following in lieu thereof:

              "C. MAXIMUM LEVERAGE RATIO. The Borrowers will not permit, on any Fiscal Quarter End occurring during the periods set forth below, the Leverage Ratio to be greater than the corresponding ratio set forth in such table:


                       "Fiscal Quarters Ending in                 Leverage Ratio
                       --------------------------                 --------------
                          8/01/94 through 1/27/96                  0.60 to 1.00
                          1/28/96 through 1/31/97                  0.55 to 1.00
                          2/01/97 and thereafter                   0.50 to 1.00"


         2.22 Section 6.9 of the Credit Agreement shall be amended by deleting the last proviso thereof in its entirety and inserting the following in lieu thereof:

         "provided that the Net Cash Proceeds of each such Asset Sale described in this Section 6.9 will not cause the limit set forth in Section 6.1(xi) to be exceeded."

         2.23 The table in Section 6.13 of the Credit Agreement shall be amended and restated in its entirety as follows:

                                                    Maximum Consolidated
                           "Fiscal Year             Capital Expenditures
                                  1994                   $50,000,000
                                  1995                    50,000,000
                                  1996                    60,000,000
                                  1997                    60,000,000"

         2.24 All references to the Revolving Commitment and Pro Rata Share of each Lender on the signatures pages to the Credit Agreement are deleted, and a new Schedule L is inserted as an exhibit to the Credit Agreement in the form of Schedule L hereto.

         3. Representations and Warranties. The Borrowers represent and warrant to Lenders, Administrative Agent and Co-Agent that, on and as of the date hereof, and after giving effect to this First Amendment:

         3.1 Authorization. The execution, delivery and performance of this First Amendment have been duly authorized by all necessary corporate action by the Borrowers and this First Amendment has been duly executed and delivered by the Borrowers.

         3.2 Binding Obligation. This First Amendment is the legal, valid and binding obligation of Borrowers, enforceable against the Borrowers in accordance with its terms.

         3.3 No Legal Obstacle to Credit Agreement. The execution, delivery and performance of this First Amendment will not (a) contravene the terms of the Borrowers' certificate of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of the provisions of any contract to which the Borrowers are a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Borrowers, or (c) result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Borrowers. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrowers of this First Amendment, or the transactions contemplated hereby.

         3.4 Incorporation of Certain Representations. The representations and warranties of the Borrowers set forth in Section 4 of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

         3.5 Default. No Potential Event of Default or Event of Default under the Credit Agreement has occurred and is continuing.


         4. Conditions, Effectiveness. The effectiveness of this First Amendment shall be subject to the compliance by the Borrowers with their agreements herein contained, and to the delivery of the following to the Administrative Agent in form and substance satisfactory to the Administrative Agent, Co-Agent and the
Lenders:

         4.1 Secretary's Certificate. A certificate, signed by the Secretary or an Assistant Secretary of each Borrower and dated the date of this First Amendment, attaching a certified copy of corporate resolutions authorizing the execution, delivery and performance of this First Amendment, and as to the incumbency and specimen signature of the person or persons authorized to execute and deliver this First Amendment and any instrument or agreement required hereunder on behalf of each Borrower.

         4.2 Payment of Fees. Receipt of the fee described in the letter between the Borrowers, BofA and BA Securities, Inc., dated July 14, 1994.

         4.3 Other Evidence. Such other evidence with respect to each Borrower or any other person as the Administrative Agent or any Lender may reasonably request in connection with this First Amendment and the compliance with the conditions set forth herein.

         5. Miscellaneous.

         5.1 Effectiveness of the Credit Agreement and the Loan Documents. Except as hereby expressly amended, the Credit Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

         5.2 Waivers. This First Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Administrative Agent, Co-Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Requisite Lenders to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other default of the same or of any other term or provision.

         5.3 Counterparts. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until the Borrowers, the Lenders, Administrative Agent and the Co-Agent shall have signed a copy hereof and the same shall have been delivered to the Administrative Agent.

         5.4 Jurisdiction. This First Amendment shall be governed by and construed under the laws of the State of New

York.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

                                     MAC FRUGAL'S BARGAINS - CLOSE-OUTS
                                      INC.

                                     By:  /s/ PHILIP L. CARTER
                                        ----------------------------------------
                                     Name:  Philip L. Carter
                                     Title: EVP & CFO

                                     WEST COAST LIQUIDATORS, INC.

                                     By:  /s/ PHILIP L. CARTER
                                        ----------------------------------------
                                     Name:  Philip L. Carter
                                     Title: EVP & CFO

                                     PNS STORES, INC.

                                     By:  /s/ PHILIP L. CARTER
                                        ----------------------------------------
                                     Name:  Philip L. Carter
                                     Title: EVP & CFO

                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, as
                                     Administrative Agent

                                     By:  /s/ L. CHENEVERT, JR.
                                        ----------------------------------------
                                                      Vice President

                                     CONTINENTAL BANK, N.A.,
                                     individually and as Co-Agent

                                     By:  /s/ ANDREW J. SUTHERLAND
                                        ----------------------------------------
                                     Name:  Andrew J. Sutherland
                                     Title: Vice President

(Signatures continue)

                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION

                                     BY:  /s/       YVONNE DENNIS
                                         --------------------------------------
                                                    Yvonne Dennis
                                                    Vice President

                                     By:  /s/        SABUR MOINI
                                         --------------------------------------
                                                     Sabur Moini
                                               Assistant Vice President

                                     PNC BANK, NATIONAL ASSOCIATION

                                     By:  /s/         TED A. DUNN
                                         --------------------------------------
                                     Title:     Assistant Vice President
                                            -----------------------------------

                                     THE BANK OF CALIFORNIA, N.A.

                                     By:  /s/          SCOTT LANE
                                         --------------------------------------
                                     Title:          Vice President
                                            -----------------------------------
                                     THE LONG-TERM CREDIT BANK OF
                                     JAPAN, LTD. LOS ANGELES AGENCY

                                     By:  /s/         CURT M. BIREN
                                         --------------------------------------
                                     Title:           Vice President
                                             ----------------------------------


                                     UNITED STATES NATIONAL BANK OF
                                     OREGON

                                     By:  /s/        JOYCE P. DORSETT
                                         --------------------------------------
                                     Title:  Corporate Booking Credit Officer
                                            -----------------------------------

                                     BANQUE PARIBAS

                                     By:  /s/         ALAN McLINTOCK
                                         --------------------------------------
                                     Title:   General Manager, Western Region
                                            -----------------------------------

                                     By:  /s/           STEVE LI
                                         --------------------------------------
                                     Title:             Associate
                                            -----------------------------------

(Signatures continue)

                                    MELLON BANK, N.A.

                                    By:                GARY SEGAL
                                        ----------------------------------------
                                    Title:            Vice President
                                           -------------------------------------

                                    UNION BANK

                                    By:               ANN M. YASUDA
                                        ----------------------------------------
                                    Title:            Vice President
                                           -------------------------------------

                                                                     EXHIBIT L

                                   COMMITMENTS

                               AND PRO RATA SHARES

                                                            Pro Rata
       Bank                        Commitment                 Share
       ----                        ----------               ---------

Bank of America National
Trust and Savings
Association                       $ 40,000,000              20.0000000%

Continental Bank N.A.               40,000,000              20.0000000

Banque Paribas                      13,333,333               6.6666667

Mellon Bank, N.A.                   13,333,333               6.6666667

PNC Bank, National Association      20,000,000              10.0000000

The Bank of California, N.A.        20,000,000              10.0000000

The Long-Term Credit Bank
of Japan, Ltd.
Los Angeles Agency                  20,000,000              10.0000000

Union Bank                          13,333,334               6.6666667

United States National Bank
of Oregon                           20,000,000              10.0000000



                                  ------------              -----------

          TOTAL                   $200,000,000              100.000000%



                                 - 1 -